Exhibit 32.1
SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Science Applications International Corporation (the “Company”) on Form 10-K for the period ended January 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Toni Townes-Whitley, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 17, 2025

/s/ Toni Townes-Whitley
Toni Townes-Whitley
Chief Executive Officer